CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [*]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                     USA DETERGENTS/OWENS-BROCKWAY PLASTICS
                           WEST COAST SUPPLY AGREEMENT

USA Detergents and Owens-Brockway Plastic Products will enter into an agreement to have USA Detergents lease BC-3 machine on the West Coast and Owens-Brockway install an agreed-upon number of machines to supply [*] of USA Detergents DBS package requirements.

BC-3Y DBS INITIATIVE FOR THE WEST COAST:

         Owens-Brockway will initially install for USA Detergents [*] machine to supply the USA Detergents West Coast operations (or contract filler).

1.       PRICE:

         o USA Detergents will commit for a minimum 5 years, commencing March 1, 1996 thru February 28, 2001, to lease the use of dedicated machines per the following schedule:

TIMING                 LEASE/BUY                  CONVERSION VALUE
------                 ---------                  ----------------

                                        XTRA                   NICE N FLUFFY
                                        ----                   -------------

Machine #1

March 1, 1996          [*]              [*]                    [*]

December 1, 1996       [*]              [*]                    [*]

Machine #2             [*]              [*]                    [*]

Machine #3             [*]              [*]                    [*]

Machine #4             [*]              [*]                    [*]

Cup                    [*]

Label                  per price schedule

         o Pricing for machine start up period March 1, 1996 to December 1, 1996, will be at the implied lease pricing plus conversion value [*] and purchased on a bottles per thousand basis per schedule 1 attached.

West Coast Supply Agreement
Page 2

2.       TERMS:

         Commencing March 1, 1996, and concluding February 28, 2001. Renewable for consecutive four-year periods upon mutual written agreement by both parties. Upon termination after initial five-year period or four-year extension periods.

3.       F.O.B. POINT:

         [*] shipments will be plant of manufacture with no freight prepaid or absorbed.

4. Due to warehousing constraints in Owens-Brockway's La Mirada plant, all bottles will be make and ship.

5. With above noted exceptions, all other terms and conditions of our supply agreement of November 29, 1994, will apply.

USA DETERGENTS                            OWENS-BROCKWAY PLASTICS

Accepted by  /s/ Frank Valdez             Accepted by  /s/ David L. Andrulonis
             ------------------                        -----------------------

Title President and COO                   Title  V.P. Sales Manager
      -------------------------                  -----------------------------

Date  December 7, 1995                    Date  November 17, 1995
      -------------------------                 ------------------------------

                                                                      Schedule 1

                           WEST COAST START-UP PRICING

                          MOLD 2435, X-TRA GALLON/WHITE

West Coast                  [*]
                            [*]
Lease/Year/Machine          [*]
Lease/Day (340 Days)        [*]
Estimated Pcs/Day           [*]
Annual Capacity/Mach        [*]          West Coast Proposal Assumptions:
Bottle Weight               [*]
Spout Weight                [*]          - Minimum five (5) year commitment from startup.
Bottle (Conv) 10/6 (White)  [*]          - Inflation escalators consistent with current contract.
"Implied" Lease/M           [*]
    Total Bottle            [*]
Spout                       [*]          - Inventory will be make and ship due to warehouse
    Total Spouted Bottle    [*]              constraints.

*  Bottle conversion price on yellow would be [*]

                     MOLD 21180, NICE 'N FLUFFY GALLON/BLUE

West Coast                   [*]
                             [*]

Lease/Year/Machine           [*]
Lease/Day (340 Days)         [*]
Estimated Pcs/Day            [*]
Annual Capacity/Mach         [*]          West Coast Proposal Assumptions:
Bottle Weight                [*]
Spout Weight                 [*]          - Minimum five (5) year commitment from startup.
Bottle (Conv) 10/6 (Blue)    [*]          - Inflation escalators consistent with current contract.
"Implied" Lease/M            [*]
    Total Bottle             [*]
Spout                        [*]          - Inventory will be make and ship due to warehouse
    Total Spouted Bottle     [*]             constraints.

*  Bottle conversion price on green would be [*]